UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act 1934

Date of Report (date of earliest event reported): December 14, 2011

MIMEDX GROUP, INC.

(Exact name of registrant as specified in charter)

Florida	000-52491	26-2792552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Chastain Center Blvd., Suite 60 Kennesaw, GA		30144
(Address of principal executive offices)		(Zip Code)

(678) 384-6720

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

(a)	On October 31, 2012, the Shareholders of MiMedx Group, Inc. authorized an amendment to the Articles of Incorporation (the “Articles”) to increase the number of authorized shares of the Company’s capital stock from 115,000,000 shares to 135,000,000 shares, and to increase the number of shares designated as common stock from 110,000,000 shares ($.001 par value) to 130,000,000 shares ($.001 par value).

(b)	On December 14, 2011, the Shareholders of MiMedx Group, Inc. authorized an amendment to the Articles of Incorporation (the “Articles”) to increase the number of authorized shares of the Company’s capital stock from 105,000,000 shares to 115,000,000 shares, and to increase the number of shares designated as common stock from 100,000,000 shares ($.001 par value) to 110,000,000 shares ($.001 par value).

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	On October 31, 2012, MiMedx Group, Inc., held an annual meeting of its shareholders. There were five proposals acted upon at that meeting. All proposals were approved by the Shareholders. The following is a description of each item and the votes cast for each:

Proposal 1: The election of three Class II directors, as follows:

	For	Withheld
Joseph G. Bleser	40,862,486	83,006
Steven Gorlin	40,578,626	366,866
Bruce L. Hack	40,327,869	617,623

	For	Against	Withheld	Broker Non-Votes
Total shares voted	40,862,486	0	1,067,495	21,873,158

Proposal 2: By the following vote, the shareholders approved the proposal to amend the Company’s Articles of Incorporation (the “Articles”) to increase the number of authorized shares of the Company’s capital stock and common stock

	For	Against	Abstain
Total shares voted	60,203,254	2,600,532	14,864

Proposal 3: By the following vote, the shareholders approved the proposal to amend the Company’s 2006 Stock Incentive Plan

	For	Against	Abstain
Total shares voted	36,567,351	2,967,591	1,410,550

Proposal 4: The appointment of Cherry, Bekaert & Holland LLP as our principal independent auditor was ratified by the following shareholder vote

	For	Against	Abstain
Total shares voted	62,671,668	120,003	26,979

(b)	On December 14, 2011, MiMedx Group, Inc., held an annual meeting of its shareholders. There were five proposals acted upon at that meeting. All proposals were approved by the Shareholders. The following is a description of each item and the votes cast for each:

Proposal 1: The election of four Class I directors, as follows:

	For	Withheld
Kurt M. Eichler	34,820,140	260,006
Charles E. Koob	35,080,134	12
Andrew K. Rooke, Jr.	34,606,756	473,390
William C. Taylor	35,030,134	50,012

	For	Against	Withheld	Broker Non-Votes
Total shares voted	35,080,140	0	783,420	18,976,672

Proposal 2: By the following vote, the shareholders approved the proposal to amend the Company’s Articles of Incorporation (the “Articles”) to increase the number of authorized shares of the Company’s capital stock and common stock

	For	Against	Abstain
Total shares voted	52,529,025	1,518,283	9,510

Proposal 3: By the following vote, the shareholders approved the proposal to amend the Company’s 2006 Stock Incentive Plan

	For	Against	Abstain
Total shares voted	31,186,303	3,696,334	197,509

Proposal 4: The appointment of Cherry, Bekaert & Holland LLP as our principal independent auditor was ratified by the following shareholder vote

	For	Against	Abstain
Total shares voted	53,929,123	3	127,692

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 3.1	Amendment to the Articles of Incorporation of Mimedx Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Dated: November 5, 2012	By:	/s/: Michael J. Senken
Michael J. Senken, Chief Financial Officer

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